Exhibit 23.1

                                     Consent

As  independent   certified  public  accountants,   we  hereby  consent  to  the
incorporation in the Registration Statement on Form SB-2/A of our report relating to the financial statements of Decor Systems, Inc. and to all references to this firm included in such Form SB-2/A. As of December 31, 2002 and the related Statements for December 31, 2002.



                                           /s/ Alan K. Geer, PA
                                           --------------------------
                                           Alan K. Geer, PA

February 4, 2005
Tampa, Florida